TRADE RX

Digitalizing the Retail Pharmacy Experience

Investor Presentation
November 2022

NASDAQ:MEDS

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions. Readers should not place undue reliance on these forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of TRxADE, its divisions and concepts to be materially different from those expressed or implied in such statements. These risks include risks relating to agreements with third parties, including Wakefern Food Corp., Coborn's and Galt Pharmaceuticals; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; the planned benefits, expected users of, and projected revenues of our venture with Exchange Health; amounts we owe and may owe to Exchange Health in connection with the arrangement with Exchange Health; security interests under certain of our credit arrangements; the fact that we are exploring strategic alternatives for our Bonum Health, Inc subsidiary; our ability to maintain the listing of our common stock on the Nasdaq Capital Market, including our current non-compliance with the continued listing standards of the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the Company's stock repurchase program; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; our ability to monetize our technological solutions; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain posted by the COVID-19 pandemic and related matters; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; COVID-19, governmental responses thereto, economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; supply chain issues caused by among other things, recessions and global conflicts; and others that are included from time to time in filings made by TRxADE with the Securities and Exchange Commission (SEC), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on TRxADE HEALTH, INC.'s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, TRxADE HEALTH, INC.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, TRxADE HEALTH, INC. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. If we update one or more forward-looking statements, no inference should.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of TRxADE HEALTH, INC., nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to TRxADE HEALTH, Inc. before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA before stock-based compensation expense, bad debt recovery, bad debt write-off, gain on disposal of asset, litigation expenses, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than TRxADE HEALTH, INC. does, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

About TRxADE HEALTH, INC.

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,100+ registered members nationwide
- **Experienced Management:** Management & Directors own ~49% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

TRxADE HEALTH, INC. (NASDAQ:MEDS)	
Share Price[1]	$0.84
Market Cap[1]	$7.83
Revenues (TTM)[3]	$11.3M
Gross Margin (TTM)[3]	45.5%
Net Loss (TTM)[3]	$(3.3)M
Q3 2022 Adj. EBITDA[4]	$(0.4)M
Cash[2]	$0.3M
Debt[2]	$0.5M
Shares O/S[1]	9.3M
Float [1]	5.4M
Insider Ownership[1]	49%

1) As of November 4, 2022
2) As of September 30, 2022
3) TTM = Trailing Twelve Months ended September 30, 2022
4) Adj. EBITDA is a non-GAAP term, net income before interest, taxes, depreciation and amortization as well as stock-based compensation expense, bad debt recovery, bad debt write-off, gain on disposal of asset, loss (gain) on inventory investment, litigation expenses and loss (gain) on impairment of goodwill. See appendix for reconciliation to GAAP.

Divisions of TRxADE HEALTH

Pharmaceutical Marketplaces (With Supporting B2B + Supporting Subsidiaries)[1]

B2B

TRADE X

Supplier-Pharmacy Marketplace Platform

SOSRx

Manufacturer-Distributor Marketplace Platform

INTEGRA PHARMA SOLUTIONS

Rx Distributor



BONUM HEALTH

COMMUNITY SPECIALTY PHARMACY

Business to Business

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

Supporting Subsidiaries

Provide partner Pharmacies with ability to offer their uninsured and under insured patients access to over 650 medical doctors across 50 states. Provide turnkey logistical and digital services to network pharmacies to engage and offer last mile delivery of dispensed medications to patients.

1) Pie slices not representative of revenue mix between subsidiaries

TRADE X

TRxADE Marketplace

Our B2B Pharmaceutical Supply Chain Platform

U.S. Pharmaceutical Industry[1,2]

- Projected $685B per year industry size by 2023 and growing; Over 65,000 pharmacy facilities
- Approximately 9 out of 10 Americans live within 5 miles of a community pharmacy
- Excluding several large national chains, there are ~19,400 independent pharmacies in the U.S. that represent ~$67.1 Billion in drug purchases annually
- Targeted Medical Clinics that dispense pharmaceuticals total approximately 38,500 in the U.S. [5]

The Problem

- The existing market for prescription drugs is both large & growing; yet highly inefficient and lacking transparent pricing or significant innovation
- Large pharmacy benefit managers (PBM), wholesalers & large retail chains dominate the retail pharmacy space and have significant leverage when negotiating drug purchasing and larger insurance contracts that smaller retail pharmacies often cannot compete with

Independent Pharmacy and Clinics Footprint


Growth Opportunity
TRxADE Registered Users
14,100+
51,000

Projected North America ePharmacy Market[4]
(USD Billion)

2021 – 2027 CAGR of 15.6%

1) U.S. Pharmaceuticals Industry Analysis and Trends 2023; 2) National Community of Pharmacists Association's 2021 Digest 3) NCPA 2020 Digest Report; 4) KBV Research September 2021, and 5) AMPA.org and aad.org

TRxADE Marketplace

Trxade.com (Distributor Pharmaceutical Supply Chain Platform)


Top Trending on Trxade

Our Marketplace Solution:

- TRxADE's exchange platform offers a clear and concise interface that allows over 14,100+ registered members in 50 states to analyze "up-to-the-minute" supply & pricing from multiple pharma suppliers
- Economies of scale and TRxADE's proprietary algorithms deliver cost reduction, transparency and operational benefits for independent pharmacies
- Expansion of primary wholesaler Group Purchasing (GPO) contracts and data analytics (planned)
- Recently launched medical division further extends platform capabilities to physicians and small healthcare facilities.

TRADE X

Selected Operational Metrics

TRxADE Platform

Our marketplace has over 72 national and regional pharmaceutical suppliers providing over 120,000 branded and generic drugs, including over the counter drugs and drugs available for purchase by pharmacists.

Metrics for the three-month period ending September 30, 2022 compared to the same period in 2021:

- Registered users year-over-year increased 1,149 or 9%
- Revenue increased 6%
- Platform sales transactions increased 18%

Processed Sales Volume	18%	↑
Total Revenue	6%	↑
Registered Users	9%	↑

TRxADE Prime

The focus of Trxade Prime is to be the pharmaceutical supplier of choice for healthcare organizations of all sizes. Our expertise in the distribution of products extends to all healthcare markets including government organizations, hospitals, clinics, and independent pharmacies nationwide.

During the third quarter of 2022, the Company executed on several initiatives to drive down overhead expense and to improve gross margin. Among these projects to reduce expenses was the completion of additional automation software and employee restructuring at the warehouse and with administrative staff.

These initiatives effectively improved gross margin and reduced overhead for the three-month period ending September 30, 2022, compared to the same period in 2021, as follows:

- Gross Margin improvement from (6%) to 3%
- Overhead expense decrease of 68%
    - *Normalized for $630,000 of bad debt in 2021*

Marketplace User Supporting Divisions

Bonum Health

Tele Health Company offers individual and Employer sponsored patients access to certified medical providers 24/7/365 in 50 states

- Focus on uninsured and underinsured patients
- Has Partnerships with 1,000+ Retail chain and independent pharmacies partners with access to millions of new consumer subscribers.

Integra Pharma Solutions

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes supplying pharmaceuticals nationwide via its TRxADE Prime model.

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- Holds pharmaceuticals distributor licenses in 39 states

Community Specialty Pharmacy

Fully functional pharmacy with direct PBM contracts and 340B contracts servicing both insured and uninsured patients.

- Registered in 35 States
- Legitscript Certified
- Offers Medication therapy management (MTM) services and specialized care for patients suffering from chronic conditions
- Capability to provide turnkey solution to manufacturers, telehealth companies and employer groups

Selected Financials

- **High Margin:** Revenue from transaction fees on marketplace platform (Credit Card/PayPal model) does not include the drugs value (over $100M annually), hence "tech like margins"

- **Built-Out Platform: 14,100+ registered members with continued platform development requiring minimal capital expenditures**

(USD $ in Millions)	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021
Revenue	$2.4	$2.6
Gross Profit	$1.4	$1.3
Net Loss	$(0.5)	$(1.3)
Adjusted EBITDA (Loss) (1)	$(0.4)	$0.7
Cash & Cash Equivalents	$0.3	$3.6
Debt	$0.5	$0.0

1) Adj. EBITDA (Loss) is a non-GAAP term, net income before interest, taxes, depreciation and amortization and before stock-based compensation expense, bad debt recovery, bad debt write-off, gain on disposal of asset, loss (gain) on inventory investment, litigation expenses, and loss (gain) on impairment of goodwill. See appendix for a reconciliation of these amounts to GAAP and "Use of Non-GAAP Financial Information", above.

Quarterly Revenue
(USD $ in Thousands)



2,388
3,240
3,279
2,400
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Annual Revenue
(USD $ in Thousands)



$1,496
$2,913
$2,482
$17,122
$3,832
$7,436
$17,122
$9,989
2014
2015
2016
2017
2018
2019
2020
2021

TRADE X

Management



Suren Ajjarapu, Chairman of the Board and Chief Executive Officer

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation ("TRxADE Nevada") (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu is also Chief Executive Officer of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company traded on Nasdaq under the symbol "AEHA", as well as a director of Oceantech Acquisition I Corp., traded on Nasdaq under the symbol "OTECU". Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the UK before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Janet Huffman, Chief Financial Officer

Ms. Huffman joined TRxADE HEALTH, Inc in February of 2022. Ms. Huffman has served in various finance roles within the healthcare industry. In 2009, Ms. Huffman joined Infinity Home Care and served as Director of Finance and Regional Director of Operations until 2013. From 2013 to 2014, Ms. Huffman served as Director of Finance for Internal Medicine Associates and from 2014 to 2016, she served as Vice President of Finance for Family Home Health Services. Inc. Starting in February 2017 and continuing through January of 2020, Ms. Huffman served as the CFO for Signature Home Now, a Kentucky based healthcare company, in her role as CFO, Ms. Huffman supported the home health division providing financial and operational direction. In January of 2019, Ms. Huffman became one of the founders of Banyan Pediatric Care Centers, Inc, serving as its CFO; in 2021, Ms. Huffman led Banyan through a merger with Arboreta Healthcare Inc. continuing as its CFO until February of 2022. She obtained a Bachelor of Arts degree in accounting from the University of South Florida.

TRADE X

Key Takeaways

NASDAQ:MEDS

TRxADE is a technology-enabled health services platform company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S.

A Tech Focused Healthcare Services Company

- **Market Leader:** Operates one of the largest technology marketplace platforms serving the secondary pharmaceutical supply chain
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth
- **Growing Rapidly:** Now serving a total of 14,100+ registered members nationwide
- **Experienced Management:** Management & Directors own ~49% of shares outstanding
- **Our Vision:** Digitalizing the retail pharmacy experience via consolidation of pharmaceutical supply chain and health services verticals.

Contact Us

TRxADE HEALTH, INC.

2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.trxadehealth.com

Appendix:

Consolidated Balance Sheet

(Unaudited)

TRxADE HEALTH, INC.
Consolidated Balance Sheets
September 30, 2022 and December 31, 2021

	September 30, 2022	December 31, 2021
Assets		
Current Assets		
Cash	$ 321,715	$ 3,122,578
Accounts receivable, net	850,306	978,973
Inventory	75,950	56,279
Prepaid assets	249,785	216,414
Other receivables	875,250	-
Total Current Assets	2,373,006	4,374,244
Property plant and equipment, net	68,036	98,751
Intangible assets and capitalized software, net	1,099,002	-
Deposits	49,031	60,136
Operating lease right-of-use assets	1,100,186	1,233,033
Total Assets	$ 4,689,261	$ 5,766,164
Liabilities and Shareholders' Equity		
Current Liabilities		
Accounts payable	744,412	477,028
Accrued liabilities	312,077	270,437
Other current liabilities	105,926	-
Contingent funding liabilities	542,143	-
Current portion lease liabilities	190,127	178,561
Notes payable-- related party	166,667	-
Total Current liabilities	2,061,352	926,026
Long Term Liabilities		
Other long-term liabilities --- leases	937,998	1,069,965
Notes payable- related party	333,333	-
Total Liabilities	3,332,683	1,995,991
Stockholders' Equity		
Series A preferred stock, $0.00001 par value; 10,000,000 shares authorized; none issued and outstanding, as of September 30, 2022 and December 31, 2021.	-	-
Common stock, $0.00001 par value; 100,000,000 shares authorized; 8,398,708 and 8,166,457 shares issued and outstanding, as of September 30, 2022 and December 31, 2021, respectively	83	82
Additional paid-in capital	20,193,271	20,017,528
Retained deficit	(18,794,350)	(16,247,437)
Total	1,399,004	3,770,173
Non-controlling interest in subsidiary	(42,426)	-
Total stockholders' equity	1,356,578	3,770,173
Total Liabilities and Stockholders' Equity	$ 4,689,261	$ 5,766,164

Appendix:

Consolidated Statements of Operations

(Unaudited)

TRxADE HEALTH, INC.
Consolidated Statement of Operations
For the Three and Nine months Ended September 30, 2022 and 2021

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Revenues	$ 2,400,311	$ 2,550,046	$ 8,919,312	$ 7,501,535
Cost of Sales	998,320	1,269,005	5,010,704	3,995,792
Gross Profit	1,401,991	1,281,041	3,908,608	3,505,743
Operating Expenses:				
Loss on inventory investment	-	1,285	-	1,226,426
Wage and salary expense	937,062	1,015,816	3,185,144	2,878,237
Professional fees	95,275	205,457	307,341	757,263
Accounting and legal Expense	191,611	98,867	567,690	462,626
Technology expense	298,586	338,637	842,433	678,110
General and administrative	286,488	917,105	1,484,709	2,013,050
Total operating expenses	1,809,022	2,577,167	6,387,317	8,015,712
Operating Loss	(407,031)	(1,296,126)	(2,478,709)	(4,509,969)
Nonoperating income (expense)				
Interest income	8,396	-	8,396	-
Gain on disposal of asset	-	-	4,100	-
Interest expense	(130,107)	(5,622)	(140,626)	(21,574)
Total nonoperating expense	(121,711)	(5,622)	(128,130)	(21,574)
Net Loss	$ (528,742)	$ (1,301,748)	$ (2,606,839)	$ (4,531,543)
Net loss attributable to TRxADE Health, Inc.	(503,003)	(1,301,748)	(2,546,913)	(4,531,543)
Net loss attributable to non-controlling interests	(25,739)	-	(59,926)	-
Net loss per common share -- basic and diluted	$ (0.06)	$ (0.16)	$ (0.31)	$ (0.56)
Weighted average common shares outstanding - basic and diluted	8,249,653	8,163,522	8,203,202	8,126,689

Appendix:

Reconciliation of Net Income to Adj. EBITDA*

Reconciliation of Net Income(Loss) attributable to TRxADE HEALTH, Inc., to Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA*

	For the Three Months Ended September 30, 2022	For the Three Months Ended September 30, 2021	For the Nine Months Ended September 30, 2022	For the Nine Months Ended September 30, 2021
Net loss attributable to TRxADE Health, Inc.	$ (503,003)	$ (1,301,748)	$ (2,546,913)	$ (4,531,543)
Add (deduct):				
Interest, net	121,711	5,622	132,230	21,574
Depreciation and amortization	21,493	1,750	41,691	5,250
EBITDA *	**(359,799)**	**(1,294,376)**	**(2,372,992)**	**(4,504,719)**
Add (deduct):				
Bad debt recovery	(64,148)	-	(164,148)	-
Bad debt write off	-	630,000	-	630,000
Loss on inventory investment	-	1,225,141	-	1,225,141
Gain on disposal of asset	-	-	(4,100)	-
Litigation expenses	-	-	225,000	-
Stock-based compensation	29,216	161,808	174,869	431,218
Adjusted EBITDA *	**$ (394,731)**	**$ 722,573**	**$ (2,141,371)**	**$ (2,218,360)**

* EBITDA and Adjusted EBITDA are non-GAAP financial measures. These measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. See also "Use of Non-GAAP Financial Information", above.